FIRST ADDENDUM TO LEASE AGREEMENT

THIS FIRST ADDENDUM TO LEASE AGREEMENT (this “Agreement”) is made as of March l, 1996, by and between MELVYN J. POWERS and MARY P. POWERS, individuals d/b/a M&M REALTY, with an office address at 7 Finance Drive, Danbury, Connecticut 06810 (together, the “Lessor”) and LORAD, A DIVISION OF TREX-MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware with an office address at 36 Apple Ridge Road, Danbury, Connecticut 06810 (the “Lessee”).

BACKGROUND:

As of December 26, 1995, Lessor and Lessee entered into a lease (the "Lease") of certain premises at Apple Ridge Road, Danbury, Connecticut 06810, as therein more particularly described, and upon the terms and conditions therein contained. Lessor and Lessee have agreed to amend the Lease in manner hereinafter set out.

NOW, THEREFORE, in consideration of the sum of One ($1.00) Dollar each to the other in hand paid, receipt whereof being hereby acknowledged, Lessor and Lessee agree as follows:

1.	In Section 1.1 (vi) of the Lease, the word “November” shall be deemed deleted and replaced with the word "December”.

2.	In Section 1.1 (xxxi) of the Lease, the words “November 1, 1996” shall be deemed deleted and replaced with the words "December 1, 1996".

3.	In the fourth line of Section 2.2 of the Lease, the words “March 1, 1996” shall be deemed deleted and replaced with the words “April 1, 1996”.

4.	Except as hereby expressly modified, the Lease shall remain in full force and effect upon the terms and conditions therein contained.

5.	This Agreement is made under and shall be construed in accordance with the laws of the state of Connecticut.

IN WITNESS WHEREOF, Lessor and Lessee have executed and delivered this
Agreement as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

/s/ Margaret Caruso        /s/ Melvyn J. Powers

/s/ Claire A. Milano

/s/ Margaret Caruso        /s/ Mary P. Powers

/s/ Claire A. Milano

LORAD, A DIVISION OF
TREX MEDICAL CORPORATION

/s/ Theresa P. Baker        By: /s/ Raymond A. Calvo
Its: V.P., Controller
/s/ Maria Lena Tibbits         Duly Authorized